Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. §1350,
 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of KKR & Co. Inc. (the "Corporation") on Form 10-Q for the period ended September 30, 2025 as filed with the Securities and Exchange Commission (the "Report"), I, Scott C. Nuttall, Co-Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:	November 7, 2025

/s/ Scott C. Nuttall
Scott C. Nuttall
Co-Chief Executive Officer

*                                         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.